UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): November 7, 2011

American Greetings Corporation

(Exact Name of Registrant as Specified in its Charter)

Ohio	1-13859	34-0065325
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One American Road Cleveland, Ohio		44144
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (216) 252-7300

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On November 7, 2011, management of American Greetings Corporation (the “Company”) and the Audit Committee of the Board of Directors of the Company concluded that the Company’s financial statements must be restated as described below to reflect the impact of an understatement of a deferred tax asset that occurred in fiscal 2004. In addition, management of the Company has concluded that this error arose from a material weakness related to the internal control over the accounting for income taxes that was not identified in the Report of Management on Internal Control over Financial Reporting as of February 28, 2011 included in Item 9A of the Company’s Form 10-K for the fiscal year ended February 28, 2011. As a result, the Company’s financial statements for the three years ended February 28, 2011, and the Report of Management on Internal Control Over Financial Reporting as of February 28, 2011, and the related auditor’s reports thereon, previously filed in the Company’s Annual Report on Form 10-K for the fiscal year ended February 28, 2011, should no longer be relied upon. Management and the Audit Committee have discussed these matters with Ernst & Young LLP, the Company’s independent registered public accounting firm.

The Company records a deferred tax asset or liability when the treatment of an item on the tax return differs from the treatment of that item for financial reporting purposes, thus creating a temporary timing difference in the amount of tax expense reported on the Company’s tax return compared to the amount of tax expense reported for financial reporting purposes. The Company identified the deferred tax asset understatement in connection with a review of calculations used in determining the tax basis of its inventory. During this review, it was discovered that the deferred tax asset related to this matter as reflected on the Company’s consolidated statement of financial position did not appropriately reflect the difference between the basis of the Company’s inventory used for financial reporting purposes and the basis of its inventory used for tax purposes. The amount of the understatement of the deferred tax asset was $14.8 million. The Company determined that the difference occurred as a result of an adjustment to the deferred tax asset in the fourth quarter of fiscal 2004, which resulted in the understatement of net income, total assets and total shareholders’ equity by $14.8 million for the year ended February 29, 2004.

To correct the understatement of the deferred tax asset described above, the Company intends to amend its Annual Report on Form 10-K for the fiscal year ended February 28, 2011, and its Quarterly Reports on Form 10-Q for each of the fiscal quarters ended May 27, 2011 and August 26, 2011, to include restated financial information to reflect the adjustment above. The restatement is expected to change the following line items in the Company’s financial statements and/or the selected financial data included in the applicable reports:

Date	As Previously Reported	As Restated
	(Thousands of dollars except per share amounts)
As of August 26, 2011
Deferred and refundable income taxes	$45,029	$59,876
Total current assets	730,731	745,578
Total assets	1,571,293	1,586,139
Retained earnings	1,199,161	1,214,008
Total shareholders’ equity	784,776	799,623

As of May 27, 2011
Deferred and refundable income taxes	$46,686	$61,533
Total current assets	722,879	737,725
Total assets	1,554,266	1,569,113
Retained earnings	1,190,808	1,205,655
Total shareholders’ equity	784,162	799,009

As of February 28, 2011
Deferred and refundable income taxes	$50,051	$64,898
Total current assets	700,924	715,771
Working capital	358,379	373,226
Total assets	1,532,402	1,547,249
Retained earnings	1,171,008	1,185,855
Total shareholders’ equity	748,911	763,758
Shareholders’ equity per share	18.53	18.90
Net return on average shareholders’ equity from continuing operations	12.6%	12.3%

Date	As Previously Reported	As Restated
	(Thousands of dollars except per share amounts)
As of August 27, 2010
Deferred and refundable income taxes	$61,742	$76,589
Total current assets	601,173	616,019
Total assets	1,436,967	1,451,814
Retained earnings	1,136,031	1,150,877
Total shareholders’ equity	675,629	690,475

As of May 28, 2010
Deferred and refundable income taxes	$74,951	$89,798
Total current assets	662,450	677,297
Total assets	1,494,229	1,509,076
Retained earnings	1,133,116	1,147,963
Total shareholders’ equity	659,695	674,542

As of February 28, 2010
Deferred and refundable income taxes	$78,433	$93,280
Total current assets	679,291	694,138
Working capital	310,704	325,551
Total assets	1,529,651	1,544,498
Retained earnings	1,112,047	1,126,894
Total shareholders’ equity	636,064	650,911
Shareholders’ equity per share	16.11	16.49
Net return on average shareholders’ equity from continuing operations	14.0%	13.7%

As of February 28, 2009
Working capital	$229,817	$244,663
Total assets	1,448,049	1,462,895
Retained earnings	1,044,926	1,059,772
Total shareholders’ equity	529,189	544,035
Shareholders’ equity per share	13.05	13.42
Net return on average shareholders’ equity from continuing operations	(30.9%)	(30.3%)

As of February 29, 2008
Working capital	$245,654	$260,500
Total assets	1,809,133	1,823,979
Retained earnings	1,300,662	1,315,508
Total shareholders’ equity	943,411	958,257
Shareholders’ equity per share	19.35	19.65
Net return on average shareholders’ equity from continuing operations	8.5%	8.4%

As of February 28, 2007
Working capital	$434,041	$448,888
Total assets	1,784,748	1,799,595
Total shareholders’ equity	1,012,574	1,027,421
Shareholders’ equity per share	18.37	18.64
Net return on average shareholders’ equity from continuing operations	3.6%	3.5%

The Company has determined that the understatement of its deferred tax asset, together with the associated restatements, resulted from a material weakness in its internal control over financial reporting related to the processes, procedures and controls surrounding the Company’s accounting for income taxes, specifically related to the tax basis of the Company’s inventory. In addition, solely as a result of the material weakness in internal control over financial reporting described above, the Company believes that its disclosure controls and procedures were not effective as of February 28, 2011, May 27, 2011, or August 26, 2011. As a result, management believes that the restatement discussed herein will require the Company to issue a new Report of Management on Internal Control Over Financial Reporting as of February 28, 2011 and will require the Company to revise its conclusions regarding the effectiveness of its disclosure controls and procedures in its Annual Report on Form 10-K for the fiscal year ended February 28, 2011, and each of its Quarterly Reports on Form 10-Q for the quarters ended May 27, 2011 and August 26, 2011, due to this material weakness. The Company intends to file its new Report of Management on Internal Control Over Financial Reporting and its restated financial statements with the Securities and Exchange Commission as soon as practicable.

In order to remediate this material weakness and further strengthen the overall controls surrounding the Company’s accounting for income taxes, the Company has taken or will take the following steps to improve the overall processes and controls in its tax function:

•	place a senior accounting professional in a leadership position within the tax department and hire additional tax professionals in order to spread workloads and facilitate additional levels of review;

•

review the tax department, to ensure that the areas of responsibilities are properly matched to the staff competencies and that the lines of communication, processes, procedures and controls are effective;

•	enhance the documentation of all deferred tax items.

The Company intends that its remediation efforts relating to this material weakness will be completed by the end of its fiscal year ending February 29, 2012.

The Company expects all amendments and restatements to the affected financial statements to be non-cash in nature.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Greetings Corporation
(Registrant)

By:	/s/ Stephen J. Smith
Stephen J. Smith, Senior Vice President and Chief Financial Officer

Date: November 8, 2011

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